UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

ProSomnus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5675 Gibraltar Drive
Pleasanton, California 94588

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (844) 537-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA(1)	(1)
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW(1)	(1)

(1) On April 24, 2024, the Nasdaq Stock Market LLC filed a Form 25 to delist the Company’s common stock and warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, which became effective 10 days after the filing of the Form 25. Effective April 18, 2024, the Company’s common stock and warrants have been traded on the over-the-counter market under the symbols “OSAP” and “OSAPW”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership

As previously disclosed, on May 7, 2024, ProSomnus, Inc. (the “Company”) and certain of its existing affiliates and subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a pre-negotiated chapter 11 plan as contemplated by the Restructuring Support Agreement, dated May 7, 2024 (the “RSA”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re ProSomnus Inc.., et al., Case No. 24-10972 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On July 26, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization of ProSomnus, Inc. and its Debtor Affiliates (the “Plan”) with the Bankruptcy Court, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have meanings ascribed to such terms in the Plan.

On July 30, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”), confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Notwithstanding the entry of the Confirmation Order, consummation of the Plan (referred to in the Plan as the “Effective Date”) remains subject to the satisfaction of certain conditions, as described in the Plan. The Debtors anticipate that the Effective Date will occur on or about August 5, 2024; however, the Company can make no assurances as to when, or ultimately if, the Plan will become effective.

Material Features of the Plan

Below is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

On the Effective Date, (i) all amounts due under the Subordinated Secured Notes and the DIP Facility will be equitized in exchange for newly issued shares of common stock (referred in the Plan as “New Common Equity”) in ProSomnus Sleep Technologies, Inc., as reorganized (the “Reorganized Debtor”), which shall be deemed in full satisfaction thereof, (ii) certain lenders under the DIP Facility and an unaffiliated third party will invest an aggregate of $9.0 million into the Reorganized Debtor in exchange for New Money Common Equity, and (iii) the Senior Secured Notes will be cancelled and (A) $15.5 million in aggregate principal amount of New Notes in the Reorganized Debtor and (B) $2.0 million in New Common Equity will be issued to the holders of the Senior Secured Notes in full satisfaction thereof.

The Debtors’ other secured claims, priority claims and general unsecured claims will either be satisfied in full or payable in the ordinary course of business of the Reorganized Debtors. Each of the equity securities and interests therein, including but not limited to the Company’s common stock (“Common Stock”) and the Company’s warrants exercisable for one share of Common Stock for $11.50 per share (“Warrants”), will be canceled, released and extinguished with no recovery or distribution under the Plan, and the common stock and such warrants thereafter deregistered, at which time the Company will cease to be a publicly traded company.

The New Common Equity to be issued pursuant to the Plan will be issued pursuant to section 1145 of the Bankruptcy Code, which generally exempts the issuance of certain securities under a plan of reorganization from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The New Common Equity is not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission (the “SEC”).

On the Effective Date or as soon thereafter as is practicable, the Company and ProSomnus Holdings, Inc. will be dissolved, wound down and liquidated.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date.

Cautionary Note Regarding the Company’s Common Stock and Warrants

As of July 30, 2024, the Company had 17,394,064 shares of Common Stock issued and outstanding and 6,512,087 Warrants issued and outstanding. Under the Plan confirmed by the Bankruptcy Court, the holders of Common Stock and Warrants will not receive a distribution on account of their equity interests and the Common Stock and Warrants will be cancelled as of the Effective Date.

No shares of Common Stock or Warrants are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on July 22, 2024, the Company reported total assets of $26,401,553.67 and total liabilities of $64,510,858.75 as of June 30, 2024. This financial information has not been audited or reviewed by an independent registered public accounting firm and may be subject to future reconciliation or adjustments.

Item 8.01. Other Events.

Deregistration of Securities and Suspension of SEC Reporting Obligations

On or before the Effective Date, the Company intends to file a Form 15 with the SEC deregistering the Company’s Common Stock and Warrants pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company intends to immediately cease filing any further periodic or current reports under the Exchange Act upon filing the Form 15.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and the Company’s expectations, strategy, plans or intentions regarding it. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; the Company’s expectations regarding consummation of the Plan, including the timeline of the Plan and ultimate Effective Date and that the transactions and events contemplated by the Plan are completed; and the timeline for the deregistration of the Company’s securities and suspension of the Company’s SEC reporting obligations.

All forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, based on information currently available to the Company, deal with future events, and are subject to various risks and uncertainties, including the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the Restructuring and emerge from the Chapter 11 Cases, including by satisfying the conditions and milestones set forth in the RSA and the Plan; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including the Company’s ability to successfully consummate the Restructuring; and the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders, including those party to the RSA; among other risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations are more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 27, 2024, and the amendment thereto filed on April 29, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 20, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on July 31, 2024, and its other reports, each as filed with the SEC. Except as required by law, the Company assumes no obligation to update any such forward-looking statement after the date of this Current Report on Form 8-K or to conform these forward-looking statements to actual results.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

99.1	Plan.
99.2	Confirmation Order, dated July 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOMNUS, INC.

Date: July 31, 2024	By:	/s/ Brian B. Dow
Name: Brian B. Dow
Title: Chief Financial Officer